NOTICE OF GUARANTEED DELIVERY
             OF SHARES OF CLASS A, NONVOTING CUMULATIVE CONVERTIBLE
                           PREFERRED STOCK, SERIES 2
                                       OF
                               AVESIS INCORPORATED
             PURSUANT TO THE OFFER TO EXCHANGE DATED APRIL 23, 1998


         This form or a facsimile hereof must be used to accept the Exchange Offer (as defined below) if:

                  (a) certificates for shares of Class A, Nonvoting Cumulative Convertible Preferred Stock, Series 2 (the "Series 2 Shares"), of Avesis Incorporated, a Delaware corporation (the "Company"), cannot be delivered to the Company prior to the Expiration Date (as defined in the Company's Offer to Exchange, dated April 23, 1998 (the "Offer to Exchange")); or

                  (b) the procedure for book-entry transfer (set forth in the Offer to Exchange) cannot be completed on a timely basis; or

                  (c) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Company prior to the Expiration Date.

         This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Company. See the Offer to Exchange.

                 TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

            By Mail:                     Facsimile Transmission:                     By Hand:
                                       (for Eligible Institutions
   Continental Stock Transfer                     Only)                     Continental Stock Transfer
        & Trust Company                      (212) 509-5150                      & Trust Company
           2 Broadway                     Confirm by Telephone:               2 Broadway, 19th Floor
       New York, NY 10004               (212) 509-4000, ext. 535                New York, NY 10004

Attn: Reorganization Department                                          Attn: Reorganization Department


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Offer to Exchange and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of both of which is hereby acknowledged, Series 2 Shares pursuant to the guaranteed delivery procedure set forth in the Offer to Exchange.




                  (Please type or print)
                  Certificate Nos. (if available):

                  ________________________________________________________

                  ________________________________________________________
                                          Name(s)

                  ________________________________________________________

                  ________________________________________________________
                                        Address(es)

                  ________________________________________________________


                  ________________________________________________________
                             Area Code(s) and Telephone Number(s)



                                         SIGN HERE

                  ________________________________________________________
                                        Signature(s)

                  ________________________________________________________
                  Dated:

                  If Series 2 Shares will be tendered by book-entry transfer, check the box and fill in the applicable account number, below:

                  [_]   The Depository Trust Company

                  Account Number:_________________________________________

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned is a firm or other entity that is a member in good standing of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States and represents that: (a) the above-named person(s) "own(s)" the Series 2 Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) such tender of Series 2 Shares complies with such Rule 14e-4, and guarantees that the Company will receive (i) certificates of the Series 2 Shares tendered hereby in proper form for transfer, or (ii) confirmation that the Series 2 Shares tendered hereby have been delivered pursuant to the procedure for book-entry transfer (set forth in the Offer to Exchange) into the Company's account at The Depository Trust Company, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, all within three Nasdaq trading days after the date the Company receives this Notice of Guaranteed Delivery.

         Authorized Signature:_______________________________________________

         Name:_______________________________________________________________
                                  (Please Print)

         ____________________________________________________________________

         ____________________________________________________________________

         Title:______________________________________________________________

         Name of Firm:_______________________________________________________

         Address:____________________________________________________________

         ____________________________________________________________________


         ____________________________________________________________________
                               (Including Zip Code)

         Area Code and Telephone Number:_____________________________________

         Date:_________________________________________________________, 1998


         DO NOT SEND CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.
                                      -3-